UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2014

U.S. WELL SERVICES, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-184491	90-0794304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 South Post Oak Lane, Suite 405, Houston, Texas 77056
(Address of principal executive offices and Zip Code)

(832) 562-3730
(Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into Series D Unit Agreements

On February 11, 2014, U.S. Well Services, LLC (the “Company”) executed a Series D Unit Agreement with Jeffrey McPherson, the Company’s Vice President of Operations (the “McPherson Series D Unit Agreement”).  The McPherson Series D Unit Agreement was made effective as of September 30, 2012 (the “Series D Unit Effective Date”).

Pursuant to the McPherson Series D Unit Agreement, the Company issued 12,443 Series D-1 Units to Mr. McPherson on the Series D Unit Effective Date. The Series D-1 Units constitute “capital interests” within the meaning of Revenue Procedures 93-27 and 2001-43 (or corresponding requirements of any subsequent guidance promulgated by the United States Internal Revenue Service or other applicable law), and are entitled to anti-dilution protection.  The Series D-1 Units granted to Mr. McPherson represent the right to receive one-half of one percent (0.5%) of all distributions on the Company’s Series B Units, Series C Units and Series D Units. Of the Series D-1 Units granted to Mr. McPherson, one hundred percent (100%) will vest upon the occurrence of a liquidation event or an exit event. If Mr. McPherson’s employment with us is terminated for any reason, then Mr. McPherson will forfeit to the Company all of his unvested Series D-1 Units on the date of such termination.  If Mr. McPherson breaches the non-competition and non-solicitation covenants in the McPherson Series D Unit Agreement, then he will forfeit to the Company all of his vested Series D-1 Units.

On February 13, 2014, the Company also entered into a Series D Unit Agreement with Edward S. Self III, the Company’s Vice President of Business Development (the “Self Series D Unit Agreement”).  The Self Series D Unit Agreement was made effective as of the Series D Unit Effective Date.  Pursuant to the Self Series D Unit Agreement, the Company issued 12,443 Series D-1 Units to Mr. Self on the Series D Unit Effective Date. The terms of the Self Series D Unit Agreement are identical to those of the McPherson Series D Unit Agreement.

The foregoing descriptions of the McPherson Series D Unit Agreement and the Self Series D Unit Agreement are qualified in their entirety by reference to the McPherson Series D Unit Agreement and the Self Series D Unit Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated by reference herein.

Item 9.1  Financial Statements and Exhibits.

10.1Series D Unit Agreement, executed and agreed to as of February 11, 2014, but made effective as of September 30, 2012, by and between U.S. Well Services, LLC and Jeffrey McPherson.

10.2Series D Unit Agreement, executed and agreed to as of February 13, 2014, but made effective as of September 30, 2012, by and between U.S. Well Services, LLC and Edward S. Self III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

9
U.S. WELL SERVICES, LLC

Date:	February 13, 2014	By:	/s/ Brian Stewart
Brian Stewart
President and Chief Executive Officer

Exhibit Index

10.1Series D Unit Agreement, executed and agreed to as of February 11, 2014, but made effective as of September 30, 2012, by and between U.S. Well Services, LLC and Jeffrey McPherson.

10.2Series D Unit Agreement, executed and agreed to as of February 13, 2014, but made effective as of September 30, 2012, by and between U.S. Well Services, LLC and Edward S. Self III.